SHARE CAPITAL AND ADDITIONAL PAID IN CAPITAL	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Share Capital and Additional Paid in Capital	SHARE CAPITAL AND ADDITIONAL PAID IN CAPITAL

(in thousands of $, except share data)	Shares outstanding	Share Capital	Treasury shares	Additional paid in capital
Ordinary shares - issued and fully paid:
At December 31, 2019	54,110,584	5,411	—	1,190,049
Shares repurchased	(202,797)	—	(1,661)	—
Share-based payments	—	—	—	284
At December 31, 2020	53,907,787	5,411	(1,661)	1,190,333
Shares repurchased	(777,203)	—	(7,788)	—
Share-based payments	—	—	—	(1,273)
At December 31, 2021	53,130,584	5,411	(9,449)	1,189,060
On November 19, 2020, the Company's Board of Directors authorized a share buy-back program of up to an aggregate of 4,110,584 of the Company's ordinary shares for the purpose of increasing shareholder value. The maximum amount to be paid per share was $10.00, or equivalent in NOK if bought at the Oslo Stock Exchange. The Company was not obligated under the terms of the program to repurchase any of its ordinary shares.
The program ended in November 2021. The Company had repurchased an aggregate of 980,000 ordinary shares, equivalent 1.8%, of the total issued ordinary shares. The shares are held as treasury shares, and have been purchased at a weighted average price of NOK 83.13, or $9.64 per share.
In November 2021, 105,000 and 15,000 share options held by management, which vested in the period September 2018 to September 2021 (the "September 2018 tranche") and April 2020 to April 2021 (the "April 2020 tranche") respectively were exercised. The Company paid an aggregate amount of $1.3 million in settlement, recorded to additional paid in capital.